                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 31, 2001


                      Farmer Mac Mortgage Securities Corporation
              -----------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)



          Delaware                  333-80805             52-1779791
 ------------------------------   ------------          --------------
 (State or other jurisdiction     (Commission          (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)


           919 18th Street, N.W.
             Washington, D.C.                            20006
        --------------------------               ------------------------
          (Address of principal                        (Zip Code)
            executive offices)

        Registrant's telephone number, including area code (202) 872-7700

                                    No Change

         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $11,177,642 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Series 1/31/01 (the "Certificates") on January 31, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated January 31, 2001 and the Prospectus Supplement dated January 31, 2001, to file a copy of the Underwriting Agreement, attached hereto as Exhibit 1.4, a copy of the Terms Agreement, attached hereto as Exhibit 1.4.1, and a copy of the Issue Supplement, attached hereto as Exhibit 4.3.9.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement) dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, as successor to First Trust National Association, N.A., as Trustee, dated as of January 1, 2001.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:


                1.4 Underwriting Agreement, dated as of January 30, 2001, among Farmer Mac Mortgage Securities Corporation, Federal Agricultural Mortgage Corporation and Credit Suisse First Boston Corporation.

                1.4.1  Terms  Agreement,  dated as of  January 31,  2001,  among
                       Farmer  Mac   Mortgage  Securities  Corporation,  Federal
                       Agricultural Mortgage Corporation and Credit Suisse First Boston Corporation.

                4.3.9 Issue Supplement, dated as of January 1, 2001, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, as Trustee.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                           CORPORATION

                                        By: /s/ Nancy E. Corsiglia
                                       ---------------------------------
                                        Name:  Nancy E. Corsiglia
                                        Title:  Vice President

Dated:      February 12, 2001

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

1.4                          Underwriting Agreement                   5

1.4.1                        Terms Agreement                          31

4.3.9                        Issue Supplement                         35

                                                                EXHIBIT 1.4

                             Underwriting Agreement

                                                              EXECUTION COPY

                   FARMER MAC MORTGAGE SECURITIES CORPORATION

               GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

                              (Issuable in Series)

                                  GUARANTEED BY

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                             UNDERWRITING AGREEMENT

                                                              January 30, 2001


Credit Suisse First Boston Corporation
Eleven Madison Avenue

New York, New York  10010

Ladies and Gentlemen:

      Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), may offer for sale to you (the "Underwriter") from time to time its Guaranteed Agricultural Mortgage-Backed Securities ("AMBS") evidencing interests in pools of agricultural real estate mortgage loans (the "Qualified Loans") and previously issued AMBS (the "Certificates"). The Certificates may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement") as supplemented by an Issue Supplement (each, an "Issue Supplement" and, together with the Trust Agreement, the "Agreement") to be dated as of the respective cut-off date (each, a "Cut-off Date") between the Company, as depositor, the Federal Agricultural Mortgage
Corporation ("Farmer Mac"), as guarantor, and either U.S. Bank Trust National Association, as successor to First Trust National Association, or Farmer Mac as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

      The Certificates issued under the Agreement will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") established by such Agreement. If so specified in the related Terms Agreement, one or more elections may be made to treat the assets of each Trust Fund as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes.

      The Certificates will have the benefit of the guarantee of Farmer Mac (the "Farmer Mac Guarantee"). The Farmer Mac Guarantee will guarantee the timely payment of required distributions of interest and principal on the Certificates as described in the related Issue Supplement.

      Whenever the Company determines to make an offering of Certificates (each, a "Certificate Offering") pursuant to this Agreement through you, it will enter into an agreement with you (the "Terms Agreement") providing for the sale of specified Classes of Offered Certificates (as defined below) to, and the purchase and public offering thereof by, you. Each such Certificate Offering that the Company elects to make pursuant to this Agreement shall be governed by this Underwriting Agreement, as supplemented by the related Terms Agreement. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Certificates to be purchased by the Underwriter (the "Offered Certificates"), the principal balance or balances of the Offered Certificates, each subject to any stated variance, and the price or prices at which such Offered Certificates are to be purchased by the Underwriter from the Company.

      1.    Representations  and  Warranties.    (a)  The Company represents and
warrants to and agrees with the Underwriter, as of the date of the related Terms Agreement, that:

                  (i) The registration  statement specified in the related Terms
            Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of guaranteed agricultural mortgage-backed securities issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement", and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Certificates of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act that were filed under the Exchange Act on or before the date of such prospectus supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined in Section 8)) (such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus". Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement and on or prior to the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

                  (ii) The related Registration Statement, at the time it became effective, and the Prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related Registration Statement and the related Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; such Registration
            Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and any Form 8-K referred to in such Prospectus, on each Closing Date and the date of any filing thereof under cover of Form 8-K, will not include any untrue statement of a material fact or omit to state any information that such Prospectus states will be included therein; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof or (B) any Current Report (as defined in Section 5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

                  (iii) On the Closing  Date,  the  Certificates  of the related
            Series will have been duly and validly authorized, and when executed and authenticated in accordance with the terms of the Agreement and sold to the Underwriter as provided herein, will be validly issued and entitled to the benefits of the Agreement.

                  (iv) On the Closing Date,  the Farmer Mac Guarantee will be in full force and effect and constitute a valid and binding agreement of Farmer Mac enforceable in accordance with its terms.

      2. Purchase and Sale. Subject to the execution of the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Underwriting Agreement and such Terms Agreement, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, all, but not less than all, of the related Offered Certificates at the purchase price therefor set forth in such Terms Agreement (the "Purchase Price").

      The parties hereto agree that settlement for all securities sold pursuant to this Underwriting Agreement and the applicable Terms Agreement shall take place on the settlement date agreed upon at the time of the related transaction and set forth as the "Closing Date" in such Terms Agreement and not as set forth in Rule 15c6-1(a) of the Exchange Act.

      3.  Delivery  and  Payment.  Delivery  of  and  payment  for  the  Offered
Certificates of a Series shall be made at the offices of the Company, Washington, D.C., at 10:00 a.m., New York City time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriter and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made to the Underwriter against payment by the Underwriter of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds or by check payable in federal funds, as the Company shall specify no later than five full business days prior to such Closing Date. Unless delivery is made through the facilities of the U.S. Federal Reserve Banks, the Offered Certificates shall be in certificated form and registered in such names and in such authorized denominations as the Underwriter may request not less than two full business days in advance of each Closing Date.

      4. Offering by the Underwriter. It is understood that the Underwriter proposes to offer the Offered Certificates of the related Series for sale to the public as set forth in the related Prospectus.

      5. Agreements. The Company and Farmer Mac jointly and severally agree with the Underwriter that:

            (a) The Company will cause the Prospectus as supplemented by a Prospectus Supplement relating to the Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriter when such Prospectus as so supplemented has been so filed and, prior to the termination of the Certificate Offering to which such Prospectus relates, also will promptly advise the Underwriter (i) when any amendment to the related Registration Statement specifically relating to such Offered Certificates shall have become effective or any further supplement to such Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration Statement or Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the related Registration Statement or supplement to the related Prospectus (other than any amendment or supplement specifically relating to one or more Series of guaranteed agricultural mortgage-backed securities other than the Series that includes the related Offered Certificates) unless the Company has furnished the Underwriter with a copy for its review prior to filing. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) The Company will cause or, if applicable, has caused any Computational Materials and ABS Term Sheets (each as defined in Section 8 below) with respect to the Offered Certificates of a Series that are or have been delivered by the Underwriter to the Company pursuant to or as contemplated by Section 8, to be filed with the Commission on a Current Report on Form 8-K (each such filing of such materials, a "Current Report") pursuant to Rule 13a-11 under the Exchange Act not later than, in each such case, the business day immediately following the later of (i) the day on which such Computational Materials or ABS Term Sheets are delivered to counsel for the Company by the Underwriter (it being understood that any such material that is delivered after 10:30 a.m., New York City time, on a business day shall be deemed to have been delivered on the next business day) and (ii) the date hereof. In addition, if at any time prior to the availability of the related Prospectus Supplement the Underwriter has delivered to any prospective investor a Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriter and the Company, a material change in the characteristics of the Qualified Loans for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriter to the Company in accordance with the provisions of Section 8 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriter (it being understood that any such material that is delivered after 10:30 a.m., New York City time, on a business day shall be deemed to have been delivered on the next business day). In each case, the Company will promptly advise the Underwriter when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the related Prospectus and the related Registration Statement. Notwithstanding the four preceding sentences, the Company shall have no obligation to file any materials provided by the Underwriter pursuant to Section 8 that, in the reasonable determination of the Company after making reasonable efforts to consult with the Underwriter, are not required to be filed pursuant to the No Action Letters (as defined in Section 8 below), or that contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials or ABS Term Sheets provided by the Underwriter to the Company pursuant to Section 8.

            (c) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, any event occurs as a result of which the related Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph
      (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials or ABS Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or ABS Term Sheets that are furnished to the Company by the Underwriter pursuant to
      Section 8 hereof that the Company determines to file in accordance therewith.

            (d) Whether or not the transactions contemplated hereby and by the related Terms Agreement shall be consummated, and except as provided in the following sentence, the Company shall be responsible for the payment of any costs and expenses for which details are submitted in connection with the performance of its obligations under this Underwriting Agreement and the related Terms Agreement. The Underwriter will pay all its own costs and expenses, including the expenses of the firm of independent public accountants under Section 6(d) and (e) hereof, its due diligence expenses, the fees and expenses of its counsel, transfer taxes on resale of any Offered Certificates by it, advertising expenses connected with any offers that it may make with respect to the Offered Certificates and all expenses (e.g., shipping, postage and courier costs) associated with the delivery of the related Prospectus to prospective investors and investors, other than the costs of delivery of the related Prospectus to the Underwriter's facilities.

      6. Conditions to the Obligations of the Company and the Underwriter. The obligation of the Underwriter to purchase the Offered Certificates of any Series, and the obligation of the Company to sell such Offered Certificates to the Underwriter, shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company, Farmer Mac and the Underwriter contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company, Farmer Mac and the Underwriter made in any applicable officers' certificates pursuant to the provisions hereof, to the performance by the Company, Farmer Mac and the Underwriter of each of their respective obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Certificate Offering:

            (a) No stop order suspending the effectiveness of the related Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) Jerome G. Oslick, General Counsel of the Company and Farmer Mac, shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect as set forth in Exhibit B hereto.

            (c) Special counsel to the Company and Farmer Mac shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect set forth in Exhibit C hereto.

            (d) The Company and the Underwriter shall have received from a firm of independent public accountants various comfort letters, dated, as applicable, the date of the preliminary Prospectus Supplement, if any, the date of the Prospectus Supplement or other date acceptable to the Company and the Underwriter, in form and substance reasonably satisfactory to the Company and the Underwriter, stating in effect that:

                  (i) They have  performed  certain  specified  procedures  as a result of which they have determined that the information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the caption "Description of the Mortgage Loans" and in "Annex I: Description of the Qualified Loan Pools" thereto agrees with the data sheet or computer tape prepared by the Company, unless otherwise noted in such letter(s); and

                  (ii) They have  compared the data  contained in the data sheet or computer tape referred to in the immediately preceding clause (i) to information contained in an agreed upon sampling of the Mortgage Loan files and in such other sources as shall be specified by them, and found such data and information to be in agreement, unless otherwise noted in such letter.

            (e) The Company and the Underwriter shall have received from a firm of independent public accountants a letter dated on or about the Closing Date, in form and substance reasonably satisfactory to the Company and the Underwriter, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Company and the Underwriter, as a result of which they confirmed the information of an accounting, financial or statistical nature included in the Prospectus
      Supplement under the caption "Yield, Prepayment and Maturity Considerations."

            (f) The Underwriter shall have delivered to the Company an officer's certificate (i) stating that attached thereto are all of the information, tables, charts and other items that constitute Computational Materials or ABS Term Sheets (as defined in Section 8) prepared by such Underwriter that are required to be filed with the Commission pursuant to the terms of the No Action Letters (as defined in Section 8) and stating that the Underwriter has otherwise complied with the terms of the No Action Letters and (ii) representing that, other than the items described in clause (i), no term sheets, collateral information or other data in written form that would be required to be filed with the Commission pursuant to the No Action Letters were furnished by the Underwriter to actual or potential investors for the Offered Certificates prior to the Closing Date.

      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular Offered Certificates of a Series when and as provided in this Underwriting Agreement and the related Terms Agreement, this Agreement (with respect to such Offered Certificates) and such Terms Agreement and all obligations of the Underwriter hereunder (with respect to such Offered Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telecopy confirmed in writing.

      7. Indemnification and Contribution. (a) The Company and Farmer Mac agree, jointly and severally, to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the Offered Certificates of the applicable Series or in any amendment or supplement thereof or supplement thereto, or in the Form 8-K referred to in the related Prospectus or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets (in each case, as defined herein) in respect of which the Company and Farmer Mac agree to indemnify the Underwriter, as set forth below, when such are read in conjunction with the related Prospectus and Prospectus Supplement) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact included in the related Prospectus or in any amendment or supplement thereto or arise out of or are based upon the omission of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and Farmer Mac will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of the Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Mortgage Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company to the Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials or ABS Term Sheets (or amendments or supplements) were based, (ii) such indemnity with respect to any Corrected Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Certificates of the related Series that are the subject thereof if such person did not receive a copy of a supplement to such Prospectus at or prior to the confirmation of the sale of such Certificates and the untrue statement or omission of a material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement was furnished by the Company to the Underwriter prior to the delivery of such confirmation, and (iii) such indemnity with respect to any Mortgage Pool Error shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational
Materials or ABS Term Sheets (or any written or electronic materials on which the Computational Materials or ABS Term Sheets are based) that were prepared on the basis of such Mortgage Pool Error, if, prior to the time of confirmation of the sale of the applicable Offered Certificates to such person, the Company notified the Underwriter in writing of the Mortgage Pool Error or provided in written or electronic form information superseding or correcting such Mortgage Pool Error (in any such case, a "Corrected Mortgage Pool Error"), and the Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials or ABS Term Sheets (or any written or electronic materials on which the Computational Materials or ABS Term Sheets are based). This indemnity agreement will be in addition to any liability that the Company or Farmer Mac may otherwise have.

      (b) The Underwriter agrees to indemnify and hold harmless the Company and Farmer Mac, each of its directors, each of its officers who signs the Registration Statement relating to the Offered Certificates of the applicable Series, and each person who controls the Company or Farmer Mac within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company and Farmer Mac to the Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or
(B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter pursuant to Section 8 and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error). This indemnity agreement will be in addition to any liability that the Underwriter may otherwise have. The Company acknowledges that the statements set forth with respect to the Underwriter and the purchase price of the Certificates set forth on the cover page of the Prospectus Supplement and any information with respect to the Underwriter contained in "Method of Distribution" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the related Prospectus (other than any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter), and the Underwriter confirms that such statements are correct.

      (c) Promptly after receipt by an indemnified party under Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnified party in the case of paragraph (a) or (b), representing the indemnified parties under paragraph (a) or (b), who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (d) If the  indemnification  provided for in paragraph  (a) or (b) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, Farmer Mac or the Underwriter, on grounds of policy or otherwise, the Company, Farmer Mac and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company, Farmer Mac and the Underwriter may be subject, as follows:

            (i) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) that do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof), in such proportion so that the Underwriter is responsible for that portion represented by the difference between the proceeds to the Company and Farmer Mac in respect of the Offered Certificates appearing on the cover page of the Prospectus Supplement for the related Series and the total proceeds received by the Underwriter from the sale of such Offered Certificates (the "Underwriting Discount"), and the Company and Farmer Mac are responsible for the balance; provided, however, that the Underwriter shall not be required to contribute any amount in excess of the amount of the total underwriting discounts and commissions received by the Underwriter in connection with the Offered Certificates; and

            (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) or in any written or electronic materials distributed to prospective investors on which the Computational Materials or ABS Term Sheets are based, in such proportion as is appropriate to reflect the relative fault of the Company and Farmer Mac on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) or such written or electronic materials results from information prepared by the Company on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Notwithstanding anything to the contrary in this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls the Company or Farmer Mac within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company or Farmer Mac shall have the same rights to contribution as the Company and Farmer Mac, subject in each case to the immediately preceding sentence of this paragraph (d).

      8. Computational Materials and ABS Term Sheets. (a) Not later than 10:30 a.m., New York City time, on the business day following the day such materials are first circulated to prospective investors, the Underwriter shall deliver to the Company five (5) complete copies of all materials provided by the Underwriter to prospective investors in the Offered Certificates that constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter", and together with the Kidder Letters, the "No-Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, such Collateral Term Sheets have not previously been delivered to the Company as contemplated by Section 8(b)(i) below. Each delivery of Computational Materials pursuant to this paragraph (a) shall be effected by delivering four (4) copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 14 hereof and one copy of such materials to the Company. Each delivery of ABS Term Sheets pursuant to this paragraph (a) shall be effected by delivering such materials to counsel for the Company on behalf of the Company at the address specified in Section 14 hereof in a format that will permit such materials to be promptly filed electronically with the Commission.

      (b) The Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

                  (i) if the Underwriter has provided any Collateral Term Sheets to potential investors in the Offered Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case the Underwriter delivered such materials in the format contemplated by Section 8(a) to counsel for the Company on behalf of the Company at the address specified in Section 14 hereof no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

                  (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to the Company pursuant to Section 8(a) or as contemplated in Section 8(b)(i) constitute all of the materials relating to the Offered Certificates furnished by the Underwriter (whether in written, electronic or other format) to prospective investors in the Offered Certificates prior to the date hereof, except for any Preliminary Prospectus and any Computational Materials and ABS Term Sheets that are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets provided by the Underwriter to potential investors in the Offered Certificates comply with the requirements of the No-Action Letters;

                  (iii) on the respective dates any such Computational Materials and/or ABS Term Sheets with respect to the Offered Certificates referred to in Section 8(b)(ii) were last furnished by the Underwriter to each prospective investor, on the date of delivery thereof to the Company pursuant to or as contemplated by this
            Section 8 and on the Closing Date, such Computational Materials and/or ABS Term Sheets did not and will not include any untrue statement of a material fact, or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iv) at the  time  any  Computational  Materials  or ABS  Term
            Sheets with respect to the Offered Certificates were furnished to a prospective investor and on the date hereof, the Underwriter possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 8 and on the Closing Date, the Underwriter will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials and/or ABS Term Sheets conform to the representations and warranties of the Underwriter contained in subparagraphs (ii) and (iii) above of this paragraph (b);

                  (v) all  Computational  Materials  and ABS  Term  Sheets  with respect to the Offered Certificates furnished by the Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, to the effect that the Company has not prepared, reviewed or participated in the preparation of such Computational Materials or ABS Term Sheets, is not responsible for the accuracy thereof and has not authorized the dissemination thereof; and

                  (vi) all  Collateral  Term Sheets with  respect to the Offered
            Certificates furnished by the Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets.

      Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials or ABS Term Sheets (or any written or electronic materials on which the Computational Materials or ABS Term Sheets are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

      (c) The Underwriter acknowledges and agrees that the Company has not authorized and will not authorize the distribution of any Computational Materials or ABS Term Sheets with respect to the Offered Certificates to any prospective investor, and agrees that any such Computational Materials and/or ABS Term Sheets furnished to prospective investors shall include a disclaimer in the form set forth in paragraph (b)(v) above. The Underwriter will not represent to potential investors that any Computational Materials and/or ABS Term Sheets with respect to the Offered Certificates were prepared or disseminated on behalf of the Company.

      (d) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act prior to 90 days from the date hereof, it shall be necessary in the opinion of the Underwriter or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriter pursuant to or as contemplated by this Section 8 or the omission to state a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules thereunder, the Underwriter, at its expense (or, if such amendment or supplement is necessary due to a Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error), at the expense of the Company), shall promptly prepare and furnish to the Company for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriters to the Company pursuant to this paragraph (d)) or (ii) such filing is not required under the Act. Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

      (e) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act prior to 90 days from the date hereof, it shall be necessary in the opinion of the Company or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriter pursuant to or as contemplated by this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules thereunder, the Company promptly will notify the Underwriter of the necessity of such amendment or supplement, and the Underwriter, at its expense (or, if such amendment or supplement is necessary due to a Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error), at the expense of the Company), shall promptly prepare and furnish to the Company for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

      9. Termination. This Agreement (with respect to a particular Certificate Offering) and the related Terms Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the related Offered Certificates, if prior to the related Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market such Offered Certificates.

      10. Representations and Indemnities to Survive Delivery. The agreements, representations, warranties, indemnities and other statements of the Company and Farmer Mac or its respective officers and of the Underwriter set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or Farmer Mac or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

      11. Successors. This Agreement and the related Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Certificate from the Underwriter shall be deemed a successor or assign by reason of such purchase.

      12. APPLICABLE LAW. THIS AGREEMENT AND THE RELATED TERMS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      13. Miscellaneous. This Agreement, as supplemented by the related Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

      14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be delivered to it at the address first above written; or if sent to the Company or Farmer Mac, will be delivered to 919 18th Street, N.W., Washington, D.C. 20006, Attention:
General Counsel.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Farmer Mac and the Underwriter.

                                Very truly yours,

                                    FARMER MAC MORTGAGE SECURITIES
                                       CORPORATION

                                          By:  /s/ Nancy E. Corsiglia
                                         -------------------------------------
                                          Name: Nancy E. Corsiglia
                                          Title: Vice President

                                    FEDERAL AGRICULTURAL MORTGAGE
                                      CORPORATION

                                          By:  /s/ Nancy E. Corsiglia
                                         -------------------------------------
                                          Name: Nancy E. Corsiglia
                                          Title: Vice President - Finance

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON
     CORPORATION

By:  /s/ Helaine Hebble
     -------------------------------
     Name: Helaine Hebble
     Title: Senior Vice President

                                                                       Exhibit A

                   FARMER MAC MORTGAGE SECURITIES CORPORATION
               Guaranteed Agricultural Mortgage-Backed Securities,
                                   Series ____

           Guaranteed by the Federal Agricultural Mortgage Corporation

                                 TERMS AGREEMENT

                           (to Underwriting Agreement,
                             dated __________, ____
               among the Company, Farmer Mac and the Underwriter)

                                                                        [Date]

Farmer Mac Mortgage Securities Corporation
919 18th Street, N.W.
Washington D.C.  20006

Federal Agricultural Mortgage Corporation
919 18th Street, N.W.
Washington D.C.  20006

      [Name of Underwriter] (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Classes of Series _____ Certificates specified in
Section 1(a) hereof (the "Offered Certificates"). This Terms Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series _____ Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 333-______). Capitalized terms used but not defined herein shall have the meanings given to them in the Underwriting Agreement.

      Section 1. The Certificates: The Offered Certificates shall be issued as follows:


            (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a):


  Class              Principal           Interest           Class Purchase
                    Balance              Rate            Price Percentage

              $                            %                     %

            (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

      Section 2. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (determined as set forth in Section 1(a) above) of the initial Class Certificate Principal Balance thereof plus accrued interest at the initial interest rate per annum from and including the Cut-off Date up to, but not including, _________ __, ____ ("the Closing Date").

      Section 3. Tax Treatment: [One or more elections will be made to treat the assets of the Trust Fund as a REMIC.]

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Underwriter, the Company and Farmer Mac.

                                Very truly yours,

                                    [NAME OF ENTITY]



                                    By:
                                         -------------------------------
                                      Name:
                                      Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

FARMER MAC MORTGAGE SECURITIES
   CORPORATION

By:
     -------------------------------
      Name:
      Title:

FEDERAL AGRICULTURAL MORTGAGE
   CORPORATION

By:
     -------------------------------
      Name:
      Title:

                                                                       Exhibit B

            [Federal Agricultural Mortgage Corporation Letterhead]

                              --------- --, ----


Credit Suisse First Boston Corporation
Eleven Madison Avenue

New York, New York  10010

      Re:   Farmer Mac Guaranteed Agricultural

            Mortgage-Backed Securities, Series ________

Ladies and Gentlemen:

      I am the Vice President and General Counsel of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), and in such capacity have acted as counsel to Farmer Mac and Farmer Mac Mortgage Securities Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale of $__________ aggregate principal amount of Guaranteed Agricultural Mortgage-Backed Securities, Series __________ (the "Certificates"), to you (the "Underwriter") pursuant to the Underwriting Agreement dated January 30, 2001 (the "Underwriting Agreement"), as supplemented by the Terms Agreement dated _________ __, ____ (the "Terms Agreement"), each by and among the Company, Farmer Mac and the Underwriter.

      The Certificates have been issued pursuant to a Trust Agreement dated as of June 1, 1996 (the "Trust Agreement"), as supplemented by an Issue Supplement dated _________ __, ____ (the "Issue Supplement" and, together with the Trust Agreement, the "Agreement"), by and among the Company, as depositor, Farmer Mac, as guarantor, and U.S. Bank Trust National Association, as trustee (the "Trustee").

      In connection with rendering this opinion, I have examined and relied upon
original,   or  copies  properly   certified  or  otherwise   identified  to  my
satisfaction as being in the form of original, documents of the following:

       1. Title VIII of the Farm Credit Act of 1971, as amended (the "Charter Act");

       2. the Certificate of Incorporation of the Company, as amended and presently in effect;

       3. the By-laws of each of the Company and Farmer Mac, as amended and presently in effect;

       4.    signed copies of the Underwriting Agreement and Terms Agreement;

       5.    signed copy of the Agreement;

       6. signed copy of a Fiscal Agency Agreement, dated June 1, 1996 (the "Fiscal Agency Agreement"), between Farmer Mac and the Federal Reserve Bank of New York, acting as fiscal agent on behalf of th Federal Reserve Banks;

       7. signed copies of each of the Selling and Servicing Agreements (the "Sale Agreements") between Farmer Mac and the sellers of loans to the Company;

       8. signed copy of the Custodial Agreement, dated June 1, 1996 (the "Custodial Agreement"), between Farmer Mac and the Trustee; and

       9. certificates of officers of the Company and of Farmer Mac and such other records, instruments and documents as I have deemed necessary or appropriate for the purpose of this opinion.

      In arriving at the opinions expressed below, I have made such legal and factual examinations and inquiries, and have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of such other certificates, corporate records, agreements and other instruments and documents, as I have deemed advisable or necessary for the purpose of rendering this opinion.

      Based upon the foregoing and my consideration of such other matters of fact and questions of law as I have deemed relevant under the circumstances, I am of the opinion that:

            (i) Farmer Mac has been duly organized and is validly existing as a federally chartered instrumentality of the United States, pursuant to the Charter Act, and has statutory authority under the Charter Act to enter into and perform its obligations under the Agreement, the Underwriting Agreement, the Terms Agreement, the Fiscal Agency Agreement, the Sale Agreements and the Custodial Agreement and to consummate the transactions contemplated thereby.

            (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to enter into and perform its obligations under the Agreement, the Underwriting Agreement, the Terms Agreement and the Sale Agreements and to consummate the transactions contemplated thereby.

            (iii) Each of the  Underwriting  Agreement  and Terms  Agreement has
                  been duly authorized, executed and delivered by Farmer Mac and the Company.

            (iv) The Agreement has been duly authorized, executed and delivered by the Company and each of the Agreement, the Fiscal Agency Agreement, the Sale Agreements and the Custodial Agreement has been duly authorized, executed and delivered by Farmer Mac, and each constitutes a legal, valid and binding obligation of Farmer Mac or the Company, as applicable, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, as to enforceability to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

            (v) Neither the execution nor the delivery of the Agreement, the Underwriting Agreement, the Terms Agreement, the Fiscal Agency Agreement, the Sale Agreements and the Custodial Agreement nor the consummation of the transactions contemplated thereby, nor the fulfillment of the terms thereof, will conflict with or violate the Charter Act or the by-laws of Farmer Mac or the Company, as applicable, or, to the best of my knowledge, conflict with or violate, result in a breach of or constitute a default under, any terms of any statute currently applicable to Farmer Mac or the Company or, to the best of my knowledge, any order or regulation currently applicable to Farmer Mac or the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over Farmer Mac, or the terms of any indenture or other agreement or instrument known to me to which Farmer Mac or the Company is a party or by which either is bound.

            (vi) No consent, approval, authorization or order of any regulatory or supervisory authority of the United States or any state or jurisdiction is required for the performance by Farmer Mac or the Company of the transactions contemplated in the Agreement, the Underwriting Agreement, the Terms Agreement, the Fiscal Agency Agreement, the Sale Agreements and the Custodial Agreement, except for those consents, approvals, authorizations or orders which previously have been obtained.

            (vii) When duly issued and  outstanding,  the  Certificates  will be entitled to the benefits of the Agreement and the Farmer Mac Guarantee to the extent described in the Issue Supplement.

            (viii)There are no legal or governmental actions,  investigations or proceedings pending to which either Farmer Mac or the Company is a party, or, to the best of my knowledge, threatened against either Farmer Mac or the Company, (A) asserting the invalidity of the Agreement, the Underwriting Agreement, the Terms Agreement, the Fiscal Agency Agreement, the Sale Agreements or the Custodial Agreement, (B) which might materially and adversely affect the performance by either Farmer Mac or the Company of its respective obligations under, or the validity or enforceability of, the Agreement, the Underwriting Agreement, the Terms Agreement, the Fiscal Agency Agreement, the Sale Agreements or the Custodial Agreement or the Farmer Mac Guarantee.

            (ix) The Farmer Mac Guarantee is a security issued by an instrumentality of the United States and is, therefore, exempt from registration pursuant to Section 3(a)(2) of the Securities Act of 1933, as amended.

      In rendering the opinions set forth above, I do not express any independent opinion concerning law other than the Delaware General Corporation Law, the laws of the District of Columbia and the federal law of the United States of America.

      This opinion is delivered to you pursuant to the Underwriting Agreement and in connection with the transactions contemplated thereby and may not be relied upon by you or any other person in any other context without my prior written consent, except that Vinson & Elkins L.L.P. may rely on this opinion for purposes of its opinion of even date herewith. This opinion is given as of the date hereof and I assume no obligation to advise you of changes that may thereafter be brought to my attention.

                                Very truly yours,

                                Jerome G. Oslick
                                Vice President and General Counsel

                                                                       Exhibit C

                      [Vinson & Elkins L.L.P. Letterhead]


                              --------- --, ----



Credit Suisse First Boston Corporation
Eleven Madison Avenue

New York, New York  10010

      Re:   Farmer Mac Mortgage Securities Corporation
            Guaranteed Agricultural Mortgage-Backed Securities,

            Series _________

Ladies and Gentlemen:

      We are acting as special counsel to the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), and Farmer Mac Mortgage Securities Corporation, a Delaware corporation and a wholly owned subsidiary of Farmer Mac (the "Company"), in connection with the transactions described in the Underwriting Agreement, dated January 30, 2001, as supplemented by a Terms Agreement, dated _________ __, ____ (the "Terms Agreement" and, together with such Underwriting Agreement, the "Underwriting Agreement"), among Farmer Mac, the Company and Credit Suisse First Boston Corporation (the "Underwriter"), providing for the purchase by the Underwriter of the Guaranteed Agricultural Mortgage-Backed Securities, Series _________ (the "Certificates") issued pursuant to a Trust Agreement, dated as of June 1, 1996, as supplemented by an Issue Supplement, dated _________ __, ____ (the "Issue Supplement" and, together with such Trust Agreement, the "Trust Agreement"), among Farmer Mac, the Company and U.S. Bank Trust National Association, a national banking association, as successor in interest to First Trust National Association, as trustee (the "Trustee"). With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

      In connection therewith, the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (Registration Number 333-80805) on September 29, 1999 under the Securities Act of 1933, as amended (the "Act"). Such Registration Statement, in the form in which it became effective on September 30, 1999 (inclusive of any documents subsequently incorporated therein), is referred to herein as the "Registration Statement." Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement or Trust Agreement as appropriate.

      In connection with this opinion, we have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments, documents and records of Farmer Mac and the Company, (iii) examined such certificates of public officials, officers or other representatives of Farmer Mac and the Company, and other persons, and such other documents, and (iv) reviewed such information from officers and representatives of Farmer Mac and the Company and others, as we have deemed necessary or appropriate for the purposes of this opinion. We have examined, among other documents, the following:

      a.    Title VIII of the Farm Credit Act of 1971, as amended;

      b.    A copy of the Registration Statement;

      c. A copy of the Prospectus, dated __________ __, ____, as supplemented by a Prospectus Supplement(the "Supplement"), dated _________ __, ____, relating specifically to the Certificates (exclusive of any documents incorporated therein, and as supplemented by such Supplement, the "Prospectus");

      d.    An executed copy of the Underwriting Agreement; and

      e.    An executed copy of the Trust Agreement.

      In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents, and the conformity to original or certified documents of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assumed the accuracy of, the representations and warranties contained in the Underwriting Agreement and certificates and oral or written statements and other information of or from public officials, officers or other representatives of Farmer Mac and the Company, and others, and assumed compliance on the part of all parties to the Underwriting Agreement with their covenants and agreements contained therein.

      To the extent it may be relevant to the opinions expressed herein, we have assumed that the parties to the Underwriting Agreement and the Trust Agreement other than Farmer Mac and the Company have the power to enter into and perform such agreements and that such agreements have been duly authorized, executed and delivered by, and constitute the valid and binding obligations of, such parties.

      Based on the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

      1. The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.

      2. The Registration Statement and the Prospectus, and each supplement or amendment thereto (other than the financial, statistical, numerical or quantitative data contained therein), as of their respective effective or issue dates, as the case may be, appeared on their face to be responsive as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

      3. The Underwriting Agreement has been duly authorized, executed and delivered by Farmer Mac and the Company.

      4. The Trust Agreement has been duly authorized, executed and delivered by Farmer Mac and the Company and constitutes a valid and binding agreement of Farmer Mac and the Company, enforceable against Farmer Mac and the Company in accordance with its terms.

      5. The Certificates will, when issued and delivered in accordance with the terms of the Trust Agreement, be validly issued and outstanding and entitled to the benefits of such Trust Agreement.

      6. The Certificates and the Trust Agreement conform in all material respects to the descriptions thereof contained in the Prospectus under the caption "Description of the Certificates" and "Description of the Agreements."

      7. The statements contained in the Prospectus under the captions "ERISA Considerations" and "Legal Investment," insofar as such statements purport to summarize federal laws of the United States referred to thereunder or legal conclusions with respect thereto, fairly summarize the information disclosed therein in all material respects; the statements contained in the Prospectus under the caption "Selected Legal Aspects of Qualified Loans and Other Matters," insofar as such statements purport to summarize federal laws of the United States referred to thereunder or legal conclusions with respect thereto, fairly summarize the information disclosed therein under existing law and the assumptions stated therein in all material respects.

      8. The Trust Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the trust created by the Trust Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

      9. The Trust Fund established by the Trust Agreement will be classified as a grantor trust under Subpart E, Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended; and the statements contained in the Prospectus under the captions "Material Federal Income Tax Consequences" and "Federal Income Tax Consequences," insofar as such statements relate to the Certificates and purport to summarize federal laws of the United States referred to thereunder or legal conclusions with respect thereto, fairly summarize the information disclosed therein in all material respects.

      In addition, in rendering the options set forth in paragraphs (3) and (4) above we, with your consent, have relied solely upon the opinion, of even date herewith, of Jerome S. Oslick furnished to the Underwriter pursuant to Section 6(b) of the Underwriting Agreement as to the due authorization, execution and delivery by Farmer Mac and the Company of the agreements referred to therein, a copy of which is attached hereto; and in rendering the opinion set forth in paragraph (9) we have assumed that all servicing fees represent reasonable compensation for the services performed.

      In the course of the Company's preparation of the Supplement, we attended conferences with certain of the officers of, and the independent public accountants for, the Company, at which the contents of the Prospectus were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except insofar as such statements relate to us and except to the extent set forth in the opinions in paragraphs 6, 7 and 9 above. In particular, without limiting the generality of the foregoing, we have not reviewed the loan files with respect to the Qualified Loans. Subject to the foregoing and on the basis of the information we gained in the course of the performance of the services referred to above, no facts have come to our attention that cause us to believe that the Registration Statement, as of the time Farmer Mac's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 was filed with the Commission or as of the date of execution of the Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the date of the execution of the Terms Agreement or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. We express no view or belief, however, with respect to financial, statistical, numerical or quantitative data included in or omitted from the Registration Statement or Prospectus.

      The opinions set forth above are subject to the following qualifications:

(A) We express no opinion as to the validity, binding effect or enforceability of any provision of the Trust Agreement relating to indemnification or contribution.

(B) Our opinions above are subject to the following:

            (i) bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect affecting creditors' rights generally;

            (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law; and

            (iii) the application of any applicable fraudulent conveyance, fraudulent transfer, fraudulent obligation, or preferential transfer law or any law governing the distribution of assets of any person.

      The opinions expressed herein are limited to the federal laws of the United States of America, the laws of the District of Columbia and the Delaware General Corporation Law, as currently in effect. We assume no obligations to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts herein after the date hereof.

      The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person and may not be quoted in whole or in part without our prior written consent.

                                Very truly yours,

                                                               EXHIBIT 1.4.1

                                 Terms Agreement

                                                              EXECUTION COPY

                   FARMER MAC MORTGAGE SECURITIES CORPORATION

                    Guaranteed Agricultural Mortgage-Backed Securities,

                                 Series 1/31/01

                Guaranteed by the Federal Agricultural Mortgage Corporation

                                      TERMS AGREEMENT (to Underwriting Agreement
                     dated January 30, 2001 among the Company, Farmer Mac and the Underwriter)

                                                              January 31, 2001

Farmer Mac Mortgage Securities Corporation
919 18th Street, N.W.
Washington D.C.  20006

Federal Agricultural Mortgage Corporation
919 18th Street, N.W.
Washington D.C.  20006

      Credit Suisse First Boston Corporation (the "Underwriter") agrees, subject to the terms and provisions herein and in the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Series 1/31/01 Certificates specified in Section 1(a) hereof (the "Offered Certificates"). This Terms
Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series 1/31/01 Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 333-80805). Capitalized terms used but not defined herein shall have the meanings given to them in the Underwriting Agreement.

      Section 1. The Certificates. The Offered Certificates shall be issued as follows:


            (a) The Offered Certificates shall be issued with the following Class designation, initial pass-through rate and principal balance, subject in the aggregate to the variance referred to below:

Class              Principal           Initial            Class Purchase
Designation         Balance*      Pass-Through Rate      Price Percentage
--------------------------------------------------------------------------
HM1030            $11,177,642           8.582%               102.442%


----------------
* May be up to 5% more or less.

            (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

      Section 2. Purchase Price. The Purchase Price for the Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (determined as set forth in Section 1(a) above) of the initial Class Certificate Principal Balance thereof plus accrued interest at the initial pass-through rate per annum from and including the Cut-off Date up to, but not including, January 31, 2001 ("the Closing Date").

      Section 3. Tax Treatment. It is intended that the Trust Fund be classified for federal income tax purposes as an "investment trust" classified as a trust within the meaning of Treasury Regulation 301.7701-4(c). No election will be made to treat the assets of the Trust Fund as a REMIC.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Underwriter, the Company and Farmer Mac.

                                Very truly yours,

                                    CREDIT SUISSE FIRST BOSTON CORPORATION

                                      By:  /s/ Helaine Hebble
                                         -------------------------------------
                                         Name: Helaine Hebble
                                         Title: Director

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

FARMER MAC MORTGAGE SECURITIES
   CORPORATION

By:  /s/ Nancy E. Corsiglia
     ----------------------------------
      Name: Nancy E. Corsiglia
      Title: Vice President

FEDERAL AGRICULTURAL MORTGAGE
   CORPORATION

By:  /s/ Nancy E. Corsiglia
     ----------------------------------
      Name: Nancy E. Corsiglia
      Title: Vice President - Finance

                                                                 EXHIBIT 4.3.9

                                                               Issue Supplement

                                                                EXECUTION COPY

                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                               ISSUE SUPPLEMENT
                          Dated as of January 1, 2001

                              TO TRUST AGREEMENT
                              FOR GRANTOR TRUSTS
                           Dated as of June 1, 1996

                                      for

              GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

      Series Designation                              Issue Date
      ------------------                              ----------
       Series 1/31/01                               January 31, 2001


      THIS ISSUE SUPPLEMENT accompanies and supplements a certain Trust Agreement for Grantor Trusts, dated as of June 1, 1996 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Depositor"), and U.S. Bank Trust National Association, a national banking association (the "Trustee"), as successor in interest to First Trust National Association. Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

      The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

      The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including all payments of principal and interest thereon received after January 1, 2001 (the "Cut-Off Date") other than payments of principal due and interest accruing on or before the Cut-Off Date and (ii) all of the Depositor's rights, as assignee of Farmer Mac, under each Loan Sale Agreement providing for the sale of the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including, but not limited to, the right to enforce the representations and warranties therein against the related Seller.

      Section 1. Certain Defined Terms Inapplicable. The following terms defined in Section 1.01 of the Trust Agreement shall have no applicability to the Series of Certificates authorized hereby: "Class Notional Principal Balance," "Interest Only Certificates," "Interest Only Class," "Notional Principal Balance," "Participation Certificate," "Special Distribution Date" and "Special Record Date."

      Section 2. Certain Defined Terms Redefined. The following terms defined in Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

      Certificate: A Guaranteed Agricultural Mortgage-Backed Security, which shall be issued in book-entry form and maintained in the name of a record owner as an entry on the books of a Reserve Bank under a designation specifying the Series, Class and denomination thereof.

      Certificate Distribution Amount: With respect to each Distribution Date, the sum of

            (a) all interest accrued at the Certificate Interest Rate during the preceding Interest Accrual Period on the Class Certificate Principal Balance immediately preceding such Distribution Date; and

            (b)   the Principal Distribution Amount on such Distribution Date.

      Certificate Interest Rate: For each Distribution Date, a variable rate per annum equal to the weighted average (by Scheduled Principal Balance) carried to three decimal places, rounded down, of the Net Mortgage Rates of the Qualified Loans in the Qualified Loan Pool.

      Certificate Principal Balance: As to any Certificate, prior to the initial Distribution Date, the Denomination thereof and, subsequent to such initial Distribution Date, the Denomination thereof multiplied by the then applicable Certificate Principal Factor.

      Certificate Principal Factor: As to any date of determination, a fraction the numerator of which is (i) the aggregate of the Denominations of all Certificates minus (ii) the aggregate amount of all Principal Distribution Amounts, if any, distributed thereto prior to such date of determination and the denominator of which is the aggregate of the Denominations of all Certificates.

      Certificateholder or Holder: As to any Certificates, the record owner on the appropriate Reserve Bank's books.

      Class Certificate Principal Balance: At any time, the aggregate of the Certificate Principal Balances of all Certificates.

      Distribution Date: The 25th day of each month (or if such 25th day is not a Business Day, the Business Day immediately following), commencing on February 25, 2001.

      Due Period: With respect to any Qualified Loan Pool and Distribution Date, the period beginning immediately following the preceding Due Period (or the day immediately following the Cut-Off Date in the case of the initial Distribution
Date) and ending on and including the first day of the month of such Distribution Date.

      Final Distribution Date: The Distribution Date specified in Section 4 of this Issue Supplement.

      Prepayment Period: As to each Distribution Date, the preceding Due Period.

      Principal Distribution Amount: With respect to each Distribution Date, the sum of

          (a) all Curtailments received with respect to the Qualified Loans in the Qualified Loan Pool during the preceding Prepayment Period;

          (b) the Scheduled Principal Balance of each Qualified Loan in the Qualified Loan Pool that was the subject of a Principal Prepayment in Full during the preceding Prepayment Period or that became a Liquidated Qualified Loan (or that was repurchased from the Trust Fund as permitted or required pursuant to the Trust Agreement) during such preceding Prepayment Period;

          (c) the principal component of each Installment Payment due in respect of each Qualified Loan included in the Qualified Loan Pool during the preceding Due Period; and

          (d) if such Distribution Date is the Final Distribution Date, any amount by which the Class Certificate Principal Balance would be greater than zero after distribution of the amounts specified in (a) - (c) above.

      Qualified Loan Schedule: As of any date of determination, the schedule of Qualified Loans included in the Trust Fund, which identifies the Administrative Fee for each Qualified Loan. The initial schedule is attached as Schedule I to this Issue Supplement.

      Section 3. Defined Terms Applicable to Issue Supplement. Whenever used in this Issue Supplement, the following words and phrases shall have the following meanings:

      Administrative Fee: The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

      Closing Date:  January 31, 2001.

      Cut-Off Date:  January 1, 2001.

      Interest Accrual Period: As to each Distribution Date, the period from the first day of the month of the preceding Distribution Date (or, in the case of the initial Distribution Date, from the Cut-Off Date) to and including the last day of the month preceding the month of such Distribution Date.

      Liquidated Qualified Loan: Any defaulted Qualified Loan as to which Farmer Mac has determined that all amounts it expects to recover from or on account of such Qualified Loan have been recovered.

      Net Mortgage Rate: As to each Qualified Loan, the Mortgage Rate thereon less the Administrative Fee for such Qualified Loan.

      Qualified Loan Pool: The group of Qualified Loans identified in the Qualified Loan Schedule.

      Termination Percentage:  One percent.

      Termination Price: The sum of 100% of the unpaid principal balance of each outstanding Qualified Loan and any REO Qualified Loan plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate (less any amounts constituting previously unreimbursed advances).

      Section 4. Class of Certificates; Distributions on Certificates. The Series of Certificates authorized by the Trust Agreement and this Issue Supplement shall be comprised of one Class of Certificates having the terms and provisions hereinafter set forth. The Class designation, original Class Certificate Principal Balance and Final Distribution Date shall be as follows:

                                Original Class
           Designation      Certificate Principal   Final Distribution Date
           -----------              Balance         -----------------------
                            ---------------------
          Class HM1030          $11,177,642            February 25, 2031

      On each Distribution Date, Farmer Mac shall distribute the related Certificate Distribution Amount to the Certificateholders as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balances of the Certificates. All distributions of the Certificate Distribution Amount shall be applied on a pro rata basis among the Certificates.

      Section 5. Form and Denominations. The Certificates shall be issued in book-entry form as provided in Section 3.02(a) of the Trust Agreement; interests therein shall be held in minimum Denominations of $1,000 and integral multiples of $1 in excess thereof.

      Section 6. Termination of the Trust Fund. Section 9.01 of the Trust Agreement is restated in its entirety as follows:

            "The respective obligations and responsibilities of Farmer Mac and the Trustee created hereby shall terminate upon the distribution to all Certificateholders of all amounts required to be distributed hereunder upon (i) the repurchase by Farmer Mac of all Qualified Loans and REO Property remaining in the Trust Fund at the Termination Price; (ii) the final payment of the last Qualified Loan and/or REO Property remaining in the Trust Fund; or (iii) distribution by Farmer Mac pursuant to the Farmer Mac Guarantee on the Final Distribution Date of an amount sufficient to reduce the Class Certificate Principal Balance to zero; provided, however, that in no event shall any trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the Cut-Off Date.

            The right of Farmer Mac to repurchase all Qualified Loans and REO Property in the Trust Fund pursuant to clause (i) above shall be subject to the aggregate Scheduled Principal Balances of the Qualified Loans being less than the Termination Percentage of the Scheduled Principal Balances thereof as of the Cut-Off Date. Any such repurchase shall take place on a Distribution Date, and the proceeds of any such repurchase shall be distributed to Certificateholders on such Distribution Date, pro rata, in the first instance in respect of accrued interest and, then, as a distribution of principal.

            In connection with any such termination, Farmer Mac shall make available to financial publications and electronic services notice for the benefit of Certificateholders to the effect that the final distribution will be made on the Distribution Date therein specified to Certificateholders of record on the applicable Record Date."

            Section 7.  Intended Classification.   A new  Section 11.06 is added
to the Trust Agreement as follows:

            "Section 11.06. Intended Classification. It is intended that the Trust Fund be classified for federal income tax purposes as an `investment trust' classified as a trust within the meaning of Treasury Regulation 301.7701-4(c) and, notwithstanding anything to the contrary herein, the provisions of this Agreement shall be applied and interpreted in a manner consistent with such intention, including, without limitation, so as to circumscribe any right to exercise discretion granted to Farmer Mac herein as to matters relating to the Qualified Loans."

                            * * * * * * * * * * *

      IN  WITNESS  WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.

                                          FEDERAL AGRICULTURAL
                                            MORTGAGE CORPORATION
[SEAL]


                                          By:  /s/ Nancy E. Corsiglia
                                             ---------------------------------
Attest: /s/ Stephen P. Mullery                 Nancy E. Corsiglia
                                               Vice President - Finance





                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION
[SEAL]


                                          By:  /s/ Nancy E. Corsiglia
                                             ---------------------------------
Attest: /s/ Stephen P. Mullery                 Nancy E. Corsiglia
                                               Vice President








                                          U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, as Trustee

[SEAL]
NO CORPORATE SEAL

                                          By:    /s/ Eve D. Kaplan
                                             ---------------------------------
                                                 Eve D. Kaplan
Attest:  /s/ Shannon M. Rantz                    Vice President